Exhibit 99.2

VOTING AGREEMENT AND IRREVOCABLE PROXY

This Voting Agreement and Irrevocable Proxy (this “Agreement”), is made and entered into as of January 8, 2010, by and between MathStar, Inc., a Delaware corporation (“MathStar”), and the undersigned shareholder or potential shareholder (the “Shareholder”) of Sajan, Inc., a Minnesota corporation (“Sajan”).

RECITALS

A.                                   Concurrently with the execution of this Agreement, MathStar, Sajan, Garuda Acquisition, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of MathStar (“Sub”), and Thomas Magne, solely in his capacity as agent for the holders of common stock of Sajan, are entering into an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), pursuant to which Sajan will be merged with and into Sub, with Sub as the surviving company (the “Merger”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement.

B.                                     The Shareholder is the record and beneficial owner of such number of outstanding shares of shares of Company Common Stock, Company Options and/or Company Warrants as is indicated on the signature pages to this Agreement.

C.                                     As a material inducement to enter into the Merger Agreement, MathStar desires the Shareholder to agree, and the Shareholder is willing to agree, to vote the Shares (as defined in Section 1.1 below), and such other shares of Company Common Stock over which the Shareholder has voting power, so as to facilitate the consummation of the Merger.

In consideration of the foregoing and the representations, warranties, covenants and agreements set forth in this Agreement, the parties agree as follows:

1.                                       Voting of Shares.

1.1                                 Shares.  The term “Shares” shall mean all issued and outstanding shares of Company Common Stock owned of record and beneficially owned by the Shareholder or over which the Shareholder exercises voting power, in each case, as of the date of this Agreement. The Shareholder agrees that any shares of Company Common Stock that the Shareholder purchases or with respect to which the Shareholder otherwise acquires beneficial ownership or over which the Shareholder exercises sole voting power after the date of this Agreement and before the termination of this Agreement pursuant to Section 4 below shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares as of the date hereof.

1.2                                 Agreement to Vote Shares.  The Shareholder hereby covenants and agrees that during the period commencing on the date hereof and continuing until this Agreement terminates pursuant to Section 4 hereof, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the shareholders of Sajan, however called, and in any action by written consent of the shareholders of Sajan, the Shareholder shall appear at the meeting or otherwise cause any and all Shares to be counted as present thereat for purposes of establishing a quorum and vote (or cause to be voted), or give his, her or its consent with respect to, any and all Shares: (i) in favor of the Merger, the Merger Agreement and each of the other transactions contemplated by the Merger Agreement; and (ii) against any of the following (or any agreement to enter into, effect, facilitate or support any of the following): (A) any Acquisition Proposal (other than the Merger); (B) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Sajan; or (C) any amendment of Sajan’s Articles of Incorporation or Bylaws or any other proposal or transaction involving Sajan, the purpose of which amendment or other proposal or transaction is to delay, prevent or nullify the Merger or the other transactions contemplated by the Merger Agreement or change in any manner the voting rights of any capital stock of Sajan.  The Shareholder further agrees not to enter into any agreement or understanding with any person or entity the effect of which would be inconsistent with or violative of any provision contained in this Section 1.2. Any vote or consent (or withholding of consent) by the Shareholder that is not in accordance with this Section 1.2 shall be considered null and void, and the provisions of Section 1.3 shall be deemed to take immediate effect.  Notwithstanding anything to the contrary contained herein, nothing in this Agreement shall be construed to limit or restrict the Shareholder from acting in his or her capacity as a member of the Company Board or voting in the Shareholder’s sole discretion on any matter other than those matters referred to in the first sentence of this Section 1.2.

1.3                                 Irrevocable Proxy.  The Shareholder hereby irrevocably grants to, and appoints, MathStar and any designee of MathStar, and each of them individually, as the Shareholder’s proxy and attorney-in-fact (with full power of substitution and resubstitution), for and in the name, place and stead of the Shareholder, to vote the Shares of the Shareholder, or grant a consent or approval in respect of the Shares of the Shareholder in a manner consistent with Section 1.2.  The Shareholder understands and acknowledges that MathStar is entering into the Merger Agreement in reliance upon the Shareholder’s execution and delivery of this Agreement.  The Shareholder hereby affirms that the irrevocable proxy set forth in this Section 1.3 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Shareholder under this Agreement.  The Shareholder agrees that this proxy shall be irrevocable during the term of this Agreement and is coupled with an interest sufficient at law to support an irrevocable proxy and given to MathStar as an inducement to enter into the Merger Agreement and, to the extent permitted under applicable law, shall be valid and binding on any person to whom the Shareholder may transfer any of his, her or its Shares in breach of this Agreement.  The Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof.  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Shareholder, and any obligation of the Shareholder under this Agreement shall be binding upon the heirs, personal representatives, successors and assigns of the Shareholder.  Notwithstanding anything to the contrary herein, the irrevocable proxy granted hereunder shall automatically terminate upon the termination of this Agreement pursuant to Section 4 hereof.

1.4                                 Adjustments Upon Changes in Capitalization.  Upon any change in the number of issued and outstanding shares of Company Common Stock by reason of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Company Common Stock), combination, reorganization, recapitalization or other like change, conversion or exchange of shares, or any other change in the corporate or capital structure of Sajan, the term “Shares” shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged.

2.                                       Other Restrictions.

2.1                                 Transfers and Other Restrictions.  The Shareholder represents, covenants and agrees that, except as contemplated by this Agreement: (i) the Shareholder shall not, directly or indirectly, during the period commencing on the date hereof and continuing until this Agreement terminates pursuant to Section 4 hereof, (A) offer for sale or agree to sell, transfer, tender, assign, pledge, hypothecate or otherwise dispose of or enter into any contract, option or other arrangement or understanding with respect to, or consent to, the offer for sale, sale, transfer, tender, pledge, hypothecation, encumbrance, assignment or other disposition of, or create any Encumbrance of any nature whatsoever with respect to, any or all of the Shares or any interest therein or (B) take any action that could make any of its representations or warranties contained herein untrue or incorrect or could have the effect of preventing or disabling the Shareholder from performing any of its obligations hereunder; (ii) the Shareholder shall not grant any proxy or power of attorney, or deposit any Shares into a voting trust, or enter into a voting agreement or other arrangement, with respect to the voting of Shares (each a “Voting Proxy”) except as provided by this Agreement; and (iii) the Shareholder has not granted, entered into or otherwise created any Voting Proxy which is currently (or which will hereafter become) effective, and if any Voting Proxy has been created, such Voting Proxy is hereby revoked.

2.2                                 No Dissenters’ Rights.  The Shareholder hereby waives, and agrees not to exercise or assent to, any rights of dissenting shareholders in accordance with the MBCA in connection with the Merger.

3.                                       Representations and Warranties of Shareholder.  The Shareholder represents and warrants to MathStar that:

3.1                                 Authority; Validity.  The Shareholder has all requisite capacity, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Shareholder and the consummation by the Shareholder of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Shareholder. This Agreement has been duly executed and delivered by the Shareholder and, assuming the due authorization, execution and delivery of this Agreement by MathStar, this Agreement constitutes the legal, valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and to the effect of general principles of equity. No consent, approval, order, authorization or permit of, or registration, declaration or filing with, or notification to, any Governmental Entity is required to be obtained or made by or with respect to the Shareholder in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby. If this Agreement is being executed in a representative or fiduciary capacity with respect to the Shareholder, the person signing this Agreement has full power and authority to enter into and perform this Agreement.

3.2                                 Non-Contravention.  The execution, delivery and performance of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, contravene, conflict with, or result in any violation of, breach of or default by (with or without notice or lapse of time, or both) the Shareholder under, or give rise to a right of termination, cancellation or acceleration of any obligation under, or result in the creation of any Encumbrance (other than pursuant to this Agreement) upon any of the properties or assets of the Shareholder under, any provision of (i) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to the Shareholder or (ii) any judgment, order, decree, statute, law, ordinance, injunction, rule or regulation applicable to the Shareholder or any of the Shareholder’s properties or assets, other than any such conflicts, violations, defaults, rights, or Encumbrances that, individually or in the aggregate, would not impair the ability of the Shareholder to perform the Shareholder’s obligations hereunder or prevent, limit or restrict in any respect the consummation of any of the transactions contemplated hereby. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Shareholder is settlor or trustee or any other person or entity, including any Governmental Entity, whose consent, approval, order or authorization is required by or with respect to the Shareholder for the execution, delivery and performance of this Agreement by the Shareholder or the consummation by the Shareholder of the transactions contemplated hereby.

3.3                                 Title.  As of the date of this Agreement, the Shareholder is the record and beneficial owner of and has good and marketable title to the shares of Company Common Stock indicated on the signature pages hereto, free and clear of any Encumbrances.  The number of Shares set forth on the signature pages hereto are all of the Shares owned of record or beneficially owned by the Shareholder or over which the Shareholder exercises voting power and, except as set forth on such signature pages, the Shareholder holds no Company Options, Company Warrants or other rights to purchase or rights to subscribe for or otherwise acquire any securities of and has no other interest in or voting rights with respect to any securities of Sajan.

3.4                                 Power.  The Shareholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Section 1 and Section 2 hereof and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares, with no limitations, qualifications or restrictions on such rights.

3.5                                 Absence of Litigation.  As of the date of this Agreement, there is no litigation, suit, claim, action, proceeding or investigation pending or, to the knowledge of the Shareholder, threatened against the Shareholder, or any property or asset of the Shareholder, before any Governmental Entity that would reasonably be expected to delay or prevent the consummation of the Merger or of the transactions contemplated by the Merger Agreement.

3.6                                 Shareholder Representative.  The Shareholder acknowledges that if the Merger and the adoption of Merger Agreement is approved by the shareholders of Sajan, he, she or it will be bound by the appointment of Thomas Magne as the Company Holders’ Agent, and such person will have all of the powers set forth in Section 8.5 of the Merger Agreement and to act in the name, place and stead of the Shareholder for all of the matters set forth in Section 8.5 of the Merger Agreement.

4.                                       Effectiveness; Termination; No Survival.  This Agreement shall become effective upon its execution by the Shareholder and MathStar.  This Agreement may be terminated at any time by mutual written consent of the Shareholder and MathStar.  This Agreement, and the obligations of the Shareholder hereunder, including, without limitation, the Shareholder’s obligations under Section 1 and Section 2 above, shall terminate, without any action by the parties hereto, upon the earlier to occur of the following: (i) the Effective Time; and (ii) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article VII thereof.  Nothing in this Section 4 shall relieve any party of liability for breach of this Agreement.  If the Merger occurs, the provisions of Section 3.6 of this Agreement will survive any termination of this Agreement.

5.                                       Further Assurances.  Subject to the terms of this Agreement, from time to time, the Shareholder shall execute and deliver such additional documents and use commercially reasonable efforts to take, or cause to be taken, all such further actions, and to do or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

6.                                       Miscellaneous.

6.1                                 Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, void or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

6.2                                 Binding Effect and Assignment.  This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without the prior written consent of the other. Any purported assignment in violation of this Section 6.2 shall be void.

6.3                                 Amendments and Modification.  This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

6.4                                 Specific Performance; Injunctive Relief; Attorneys’ Fees.  The parties hereto acknowledge that MathStar may be irreparably harmed and that there may be no adequate remedy at law for a violation of any of the covenants or agreements of the Shareholder set forth in this Agreement. Therefore, it is agreed that, in addition to any other remedies that may be available to MathStar upon any such violation, MathStar shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to MathStar at law or in equity, and the Shareholder hereby irrevocably and unconditionally waives any objection to MathStar seeking so to enforce such covenants and agreements by specific performance, injunctive relief and other means.

6.5                                 Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when (i) delivered personally (including by courier or overnight courier with confirmation) (ii) mailed by registered or certified mail (return receipt requested), postage prepaid, or (iii) sent via facsimile or electronic transmission (receipt confirmed) to the parties hereto at the following addresses or facsimile numbers (or at such other address or facsimile number for a party as shall be specified by like notice):

if to MathStar, to:

MathStar, Inc.

c/o Winthrop & Weinstine, P.A.

225 South Sixth Street

Suite 3500

Minneapolis, MN 55402

Attention:  Michele D. Vaillancourt

Facsimile: (612) 604-6881

Telephone No.:  (612) 604-6881

if to the Shareholder, at his, her or its address set forth on the signature pages hereto, with a copy (which shall not constitute notice) to each of:

Sajan, Inc.

625 Whitetail Boulevard

River Falls, WI 54022

Attention:  Shannon Zimmerman

Facsimile No.:  (715) 426-0105

Telephone No.:  (715) 426-9505

and

Company Holders’ Representative Thomas Magne

7125 Shannon Drive

Edina, MN 55439

Facsimile No.:  (952) 473-1480

Telephone No.:  (612) 719-9609 and (952) 473-0752

and

Steven Boynton

11150 Mississippi Drive

Champlin, MN 55316

Facsimile No.:  (763) 432-9505

Telephone No.:  (763) 232-2727

6.6                                 Entire Agreement.  The Merger Agreement and this Agreement constitute and contain the entire agreement and understanding of the parties with respect to the subject matter hereof and supersede any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

6.7                                 Counterparts; Facsimile Signature Pages. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature (including signatures in Adobe PDF or similar format).

6.8                                 Captions. The captions to sections of this Agreement have been inserted only for identification and reference purposes and shall not be used to construe or interpret this Agreement.

6.9                                 Shareholder Capacity. The Shareholder has executed this Agreement solely in its capacity as the record and/or beneficial holder of Shares.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement and Irrevocable Proxy to be executed as of the date first above written.

MATHSTAR, INC.

By
(Signature of Authorized Person)
Name:	Alexander H. Danzberger, Jr.
Title:	Chief Executive Officer

INDIVIDUAL SHAREHOLDER(S):		ENTITY SHAREHOLDER:

(Signature)		(Name of Entity Shareholder Printed)

(Print Full Name)		(Signature of Authorized Person)

Additional Signature (if held jointly)		(Name and Title of Signatory Printed)

(Print Full Name)

Attention (Please complete):

Outstanding Shares of Company Common Stock Beneficially Owned by Shareholder:	Shareholder’s Address for Notice:

Total Number of Shares of Common Stock Subject to Options or Warrants Beneficially Owned by Shareholder: